Dreyfus
Municipal
Money Market
Fund, Inc.

Semi-Annual
Report

November 30, 1996

Dreyfus Municipal Money Market Fund, Inc.
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to provide you with this report on the Dreyfus Municipal Money Market Fund, Inc. For its semi-annual reporting period ended November 30, 1996, your Fund produced an annualized yield of 2.87%. For investors in the highest Federal income tax bracket, this equates to a taxable equivalent yield of 4.75%. Income dividends of approximately $.014 per share were paid during the period. Reinvesting these dividends and calculating the effect of compounding resulted in an annualized effective yield of 2.91%.* These dividends were exempt from Federal personal income taxes, although some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

ECONOMIC AND MARKET ENVIRONMENT
   The closing months of the period continued to show the economy downshifting to lower gear, although the stage may be set for acceleration early in 1997. Real gross domestic product (GDP) rose 2.2% in the third quarter of 1996, down from 4.88% in the second, with forecasts calling for 2% growth in the fourth quarter. October industrial production fell 0.5%, more than expected, while a sharp dip in the length of the workweek in private employment and in orders reported by purchasers evinced waning economic strength. Housing indicators have also been edging lower of late, while retail sales rose only modestly in November. The good news for investors continued with November's election outcome, as reinforcement of the status quo postponed the prospect of action on controversial measures like taxes, the deficit, and health care reform--action that could spell market volatility. On the other hand, analysts point to growing consumer confidence, hearty income gains and a rebound in auto production schedules, as factors that could jump-start the economy in 1997.
   Meanwhile, inflation data suggested a continuation in the benign backdrop we have seen for many months. The core Consumer Price Index (CPI) rose only 0.2% in October, while price increases in producer goods remained virtually absent. Indeed, the Federal Reserve Board (the "Fed") took no action at its meeting in November, while its widely watched beige book survey of Federal Reserve banks around the country supported the view that monetary policy could remain on its present course for now. Although the market had not been convinced of this optimistic scenario in September--expecting an interest-rate hike that never came--most participants seemed to have adopted the positive inflation outlook by the end of the period. The inflation picture still bears watching, however, as some economists contend that the risk of inflation may increase with a pickup in the economy. Some suggest the Fed may choose to tighten rates slightly in early 1997 in anticipation of a stronger economy.

PORTFOLIO OVERVIEW
   There are times in the municipal money market when the execution of portfolio strategy is hindered to some degree by a lack of available supply. Oftentimes, the attempt to extend a fund's average maturity could be thwarted by a dearth of high quality, short-term investments. These supply conditions can change substantially and often during the course of one calendar year. One example of a seasonal period of available supply is during the summer months when many issuers look to the municipal note market to meet their short-term financing needs. This year, the increased supply coincided well with our efforts to increase your Fund's average maturity in anticipation of a decline in note yields. While there were other times during the period when the lack of note supply postponed our strategy, we were able to lock in some attractive rates in the six-month to one-year range. We expect that this extension will benefit your Fund's performance in early 1997 as yields on much shorter instruments could drop significantly in the first few weeks of the year. We will continue to monitor the market to adjust our strategy to any unexpected changes as we seek out high quality issues that provide an appropriate balance between both income and liquidity guidelines.
   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.

                                        Very truly yours,





                                        Richard J. Moynihan
                                        Director, Municipal Portfolio Management
                                        The Dreyfus Corporation


December 15, 1996
New York, N.Y.


*Annualized effective yield is based upon dividends declared daily and reinvested monthly.

Dreyfus Municipal Money Market Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments            November 30, 1996 (Unaudited)

                                                                                     Principal
Tax Exempt Investments--100.0%                                                         Amount             Value
-----------------------------------------------------------------------------      -------------       ------------
Alabama--4.4%
Alabama Industrial Development Authority, SWDR, VRDN (Pine City Fiber Co. Project)
   3.55% (LOC; Barclays Bank) (a,b)..........................................      $  39,000,000       $ 39,000,000

Alaska--1.6%
Valdez, Marine Terminal Revenue, CP (British Petroleum Pipelines Project)
   3.70%, Series A, 12/11/96.................................................         14,100,000         14,100,000

California--5.9%
California School Cash Reserve Program Authority,
   4.75%, Series A, 6/30/97 (Insured; MBIA)..................................         15,000,000         15,075,837
Los Angeles County, TRAN 4.50%, Series A, 6/30/97............................         11,000,000         11,032,142
South Coast Local Education Agencies and Partnerships, TRAN 4.75%, 6/30/97...         11,000,000         11,041,497
State of California, RAN 4.50%, Series A, 6/30/97............................         15,000,000         15,044,194

Colorado--.8%
Denver Urban Renewal Authority, Tax Increment Revenue (Downtown Denver Renewal)
   4%, Series A, 1/30/97 (Collateralized in; U.S. Treasury Bills)............          7,440,000          7,440,000

Delaware--9.1%
Delaware Economic Development Authority, Revenue, VRDN
   (Hospital Billing and Collection Service Limited Project):
     3.50%, Series A (Insured; MBIA and Liquidity Facility; Morgan Stanley) (a)       25,000,000         25,000,000
     3.50%, Series B (Insured; MBIA and Liquidity Facility; Morgan Stanley) (a)       19,000,000         19,000,000
     3.50%, Series C (Insured; MBIA and Liquidity Facility; Morgan Stanley) (a)       36,400,000         36,400,000

Florida--1.6%
Hillsborough County Industrial Development Authority, VRDN (Tampa Electric Co. Project)
   4.15% (Corp. Guaranty; Tampa Electric Co.) (a)............................          5,000,000          5,000,000
Pasco County Industrial Development Authority, Revenue, VRDN
   (Woodhaven Partners Limited Project) 3.45% (LOC; Krediet Bank) (a,b)......          9,500,000          9,500,000

Georgia--2.6%
Athens-Clarke County Industrial Development Authority, IDR, VRDN
   (Nakanishi Manufacturing Corp. Project) 3.825% (LOC; Sumitomo Bank) (a,b).         6,000,000           6,000,000
Savannah Economic Development Authority, Revenue Exempt Facilities, VRDN
   (Home Depot Project) 3.65%, Series A (Corp. Guaranty; Home Depot) (a).....        17,000,000          17,000,000

Hawaii--1.1%
Honolulu City and County, Multi-Family Revenue, VRDN (Royal Kunia Gardens)
   3.70%, Series B (LOC; Bank of Tokyo-Mitsubishi) (a,b).....................         9,675,000           9,675,000

Illinois--3.0%
Illinois Development Finance Authority, PCR, VRDN (Illinois Power Co.)
   3.70%, Series C (LOC; Bank of Tokyo-Mitsubishi) (a,b).....................        10,400,000          10,400,000
Illinois Health Facilities Authority, Revenue, VRDN (Revolving Fund Pooled Financing)
   3.50%, Series C (LOC; First National Bank of Chicago) (a,b)...............        16,250,000          16,250,000




Dreyfus Municipal Money Market Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)            November 30, 1996 (Unaudited)
                                                                                  Principal
Tax Exempt Investments (continued)                                                  Amount             Value
-----------------------------------------------------------------------------   -------------       ------------
Indiana--7.0%
Indiana Bond Bank:
   Advance Fundings Notes 4.25%, Series A-2, 1/9/97..........................   $ 30,000,000       $ 30,023,229
   Reassessment Assistance Project Notes:
     4.125%, Series A, 1/30/97...............................................     17,590,000         17,600,468
     4.50%, Series B, 1/30/97................................................     14,000,000         14,013,409

Kansas--1.3%
Topeka, MFHR, VRDN (Topeka Retirement Center Limited)
   3.45% (LOC; Krediet Bank) (a,b)...........................................      6,970,000          6,970,000
Wichita, PCR, Refeunding, VRDN (CIC Industries Inc. Project)
   3.825% (LOC; The Bank of New York) (a,b)..................................      5,000,000          5,000,000

Kentucky--.9%
Daviess County, Solid Waste Disposal Facility, Revenue, VRDN (Scott Paper Co. Project)
   4.20%, Series A (Corp. Guaranty; Kimberly Clark Corp.) (a)................      7,700,000          7,700,000

Louisiana--1.0%
New Orleans Aviation Board, Revenue, VRDN (Passenger Facility Charge Project)
   3.80% (LOC: Banque Paribas and Canadian Imperial Bank of Commerce) (a,b)..      9,000,000          9,000,000

Maine--1.3%
Orrington, RRR, VRDN (Penobscott Energy Recovery Co. Project)
   3.70%, Series B (LOC: Bank of Nova Scotia, Bankers Trust, Canadian Imperial Bank
   of Commerce, Long-Term Credit Bank of Japan and Toronto Dominian Bank) (a,b)   11,800,000         11,800,000

Massachusetts--2.0%
Massachusetts Multi-Family Housing Financing Agency, Refunding, VRDN (Harbor Point)
   3.40%, Series A (LOC; Republic National Bank of New York) (a,b)...........     18,200,000         18,200,000

Michigan--6.2%
Birmingham, EDR, VRDN (Brown Association Project)
   3.825% (LOC; Bankers Trust Co.) (a,b).....................................      2,000,000          2,000,000
Chelsea Economic Development Corporation, LOR, VRDN (Silver Maples of Chelsea)
   3.65% (LOC; Comerica Bank) (a,b)..........................................      1,500,000          1,500,000
Kalamazoo County Economic Devlopment Corporation, Industrial and
   EDR, VRDN (WBC Property Project)
   3.90% (Corp., Guaranty; Old Kent Bank and Trust Co.) (a)..................      3,000,000          3,000,000
Kent Hospital Finance Authority, Hospital Facility Revenue, VRDN (Butterworth Hospital)
   3.50%, Series A (LOC; Sanwa Bank) (a,b)...................................      1,300,000          1,300,000
Michigan Housing Development Authority, Refunding, VRDN:
   LOR (Harbortown Limited Divide Project)
     3.575%, (LOC; Bankers Trust Co.) (a,b)..................................      1,000,000          1,000,000
   Rental Housing Revenue
     3.65%, Series C (LOC; Credit Suisse) (a,b)..............................     13,000,000         13,000,000

Dreyfus Municipal Money Market Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)            November 30, 1996 (Unaudited)
                                                                                  Principal
Tax Exempt Investments (continued)                                                  Amount             Value
-----------------------------------------------------------------------------   -------------       ------------
Michigan (continued)
Michigan Strategic Fund, VRDN:
   LOR:
     (Angelo's Crushed Concrete, Inc.) 3.90%, Series C-1 (LOC; Comerica
       Bank) (a,b)...........................................................   $  1,950,000     $    1,950,000
     (Fritz and Caroline Huebner Project) 3.90% (LOC; Comerica Bank) (a,b)...        825,000            825,000
     (K & M Machine Fabric) 3.90%, Series A-4 (LOC; Comerica Bank) (a,b).....        750,000            750,000
     (Norbert Industrial Inc., Project) 3.85% (LOC; Michigan National Bank) (a,b)  2,000,000          2,000,000
     Refunding
       (Louisiana Pacific Corp.) 3.50% (LOC; Wachovia Bank of North Carolina) (a,b)2,600,000          2,600,000
     (Thorn Apple Valley Inc., Project) 3.55% (LOC; Old Kent Bank and Trust
       Co.) (a,b)............................................................      2,600,000          2,600,000
   SWDR (Grayling Generating Project) 3.75% (LOC; Barclays Bank) (a,b).......      8,000,000          8,000,000
Midland County Economic Development Corporation, Economic Development, LOR,
   Refunding, VRDN (Dow Chemical Co. Project)
   4.10%, Series B (Corp. Guaranty; Dow Chemical Co.) (a)....................     12,000,000         12,000,000
Sterling Heights Economic Development Corporation, LOR, Refunding, VRDN
   (Sterling Shopping Center) 3.40% (LOC; National Bank of Detroit) (a,b)....      2,375,000          2,375,000

Mississippi--1.0%
Jackson County, Port Facility Revenue, Refunding, VRDN (Chevron USA Inc. Project)
   4.05% (Corp. Guaranty; Chevron USA Inc.)..................................      9,000,000          9,000,000

Nebraska--1.5%
Nebraska Higher Education Loan Program Inc., Revenue, VRDN (Multiple Mode-Student Loan)
   3.50%, Series A (Insured; MBIA and LOC; Student Loan Marketing Association)
     (a,b)...................................................................     12,995,000         12,995,000

Nevada--2.2%
Clark County, IDR, Refunding, VRDN (Nevada Power Co. Project)
   3.75%, Series B (LOC; Societe Generale) (a,b).............................     20,000,000         20,000,000

New York--11.2%
New York City:
   CP 3.55%, Series H-5, 12/6/96
     (Insured; MBIA and Liquidity Facility; Landesbank Hessen)...............     25,000,000         25,000,000
   RAN 4.50%, Series B, 6/30/97 (LOC: Bank of Nova Scotia, Canadian Imperial Bank
     of Commerce, Chemical Bank, Citibank, Commerz Bank, Morgan Guaranty Trust Co.
     and Union Bank of Switzerland) (b)......................................     10,000,000         10,039,392
New York State Energy, Research and Development Authority, PCR:
   (LILCO Project) 3.25%, Series A, 3/1/97 (LOC; Deutsche Bank) (b)..........     10,000,000          9,992,744
   VRDN (Niagara Power Corp., Project)
     4.05%, Series B (LOC; Morgan Guaranty Trust Co.) (a,b)..................      7,000,000          7,000,000
New York State Housing Finance Agency, HR, VRDN (Normandie Court II)
   3.45%, Series A (LOC; Fleet Bank) (a,b)...................................     10,900,000         10,900,000
New York State Local Government Assistance Corporation, VRDN
   3.50%, Series A (LOC: Credit Suisse, Swiss Bank Corp. and Union
   Bank of Switzerland) (a,b)................................................     21,500,000         21,500,000

Dreyfus Municipal Money Market Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)            November 30, 1996 (Unaudited)
                                                                                  Principal
Tax Exempt Investments (continued)                                                  Amount             Value
-----------------------------------------------------------------------------   -------------       ------------
New York (continued)
New York State Power Authority, CP 3.75%, 8/16/96 (Liquidity Facility: Bank of America,
   The Bank of New York, Bank of Nova Scotia, Bank of Tokyo-Mitsubishi,
   Chase Manhattan Bank, Citibank, Industrial Bank of Japan and Sanwa Bank)..   $ 15,000,000       $ 15,000,000

North Carolina--.4%
North Carolina Medical Care Community, HR, VRDN (Pooled Equipment Financing Project)
   3.65% (Insured; MBIA and LOC; Banque Paribas) (a,b).......................      3,400,000          3,400,000

Ohio--5.0%
Akron, Sewer System Revenue, VRDN 3.55% (LOC; Credit Suisse) (a,b)...........        700,000            700,000
Brecksville-Broadview Heights City School District 3.90%, 1/17/97............      2,000,000          2,000,868
Cincinnati City School District 4.37%, 9/18/97...............................     10,000,000         10,028,300
Cleveland-Cuyahoga County Port Authority, Revenue, VRDN
   (Rock & Roll Hall of Fame) 3.55% (LOC; Credit Locale de France) (a,b).....      2,400,000          2,400,000
Columbus, Electric System Revenue, VRDN 3.50% (LOC; Union Bank of
   Switzerland) (a,b)........................................................      1,400,000          1,400,000
Cuyahoga County, HR, VRDN (Cleveland Clinic Foundation)
   3.55%, Series A (LOC; Morgan Guaranty Trust Co.) (a,b)....................      3,200,000          3,200,000
Greene County, Certificate of Indebteness 3.88%, 6/4/97......................     14,000,000         14,010,928
Hamilton County, Hospital Facilities Revenue, VRDN (Bethesda Hospital Inc.)
   3.40% (LOC; Rabobank Nederland) (a,b).....................................      2,000,000          2,000,000
Ohio Housing Finance Agency, Mortgage Revenue
   3.35%, Series A-3, 3/3/97 (LOC; American Insurance Group, Inc.) (b).......      2,000,000          2,000,000
Ohio State University, General Receipt, VRDN 3.40%, Series B (a).............      1,900,000          1,900,000
Piqua, IDR, VRDN (Berwick Steel Co. Project) 3.70% (LOC; Sanwa Bank ) (a,b)..      1,000,000          1,000,000
Sharonville, IDR, VRDN (Edgecomb Metals Co. Project)
   3.45% (LOC; Banque Nationale DeParis) (a,b)...............................      1,150,000          1,150,000
Toledo Lucas County Port Authority, Development Revenue, VRDN
   (Frostbite Brands Inc., Project) 3.55% (LOC; Old Kent Bank and Trust Co.) (a,b) 1,080,000          1,080,000
Warren County, IDR, VRDN (Johnson & Hardin Enterprises)
   3.75%, Series A (LOC; PNC Bank of Ohio) (a,b).............................      1,500,000          1,500,000

Pennsylvania--1.9%
Columbia County Industrial Development Authority, IDR, VRDN (Kleerdex Co. Project)
   4.05% (LOC; Bank of Tokyo-Mitsubishi) (a,b)...............................      4,800,000          4,800,000
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue, VRDN
   3.60%, Series A (LOC; Student Loan Marketing Association) (a,b)...........     12,100,000         12,100,000

South Carolina--2.2%
South Carolina Jobs Economic Development Authority, VRDN
   (Wellman Inc., Project) 4.15% (LOC; Wachovia Bank of Georgia) (a,b).......     11,800,000         11,800,000
York County, Industrial Revenue, VRDN (Textron Project)
   5.156% (LOC; Bankers Trust) (a,b).........................................      7,500,000          7,500,000

Dreyfus Municipal Money Market Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)            November 30, 1996 (Unaudited)
                                                                                  Principal
Tax Exempt Investments (continued)                                                  Amount             Value
-----------------------------------------------------------------------------   -------------       ------------
Tennessee--4.6%
Oak Ridge, IDB, Solid Waste Revenue, VRDN (M4 Environmental)
   3.65% (LOC; Sun Trust Bank) (a,b).........................................   $ 10,000,000       $ 10,000,000
Sevier County Public Building Authority, Local Government Public Improvement, VRDN:
   3.40%, Series A-1 (Insured; AMBAC and SBPA; Krediet Bank) (a).............      7,500,000          7,500,000
   3.40%, Series B-1 (Insured; AMBAC and SBPA; Krediet Bank) (a).............      5,000,000          5,000,000
   3.40%, Series B-2 (Insured; AMBAC and SBPA; Krediet Bank) (a).............      5,000,000          5,000,000
Tennessee Housing Development Agency, Refunding
   (Homeownership Program) 3.85%, 5/29/97 (Escrowed in; U.S. Treasury Securities) 13,600,000         13,586,870

Texas--14.6%
Brazos River Authority, PCR, Refunding, VRDN (Utility Eletric Co.):
   4.05%, Series B (Insured; AMBAC) (a)......................................     19,615,000         19,615,000
   4.15%, Series A (Insured; AMBAC and LOC; The Bank of New York) (a,b)......     17,460,000         17,460,000
   4.20%, Series C (LOC; Swiss Bank Corp.) (a,b).............................      7,000,000          7,000,000
Greater East Texas Higher Education Authority Inc., Student Loan Revenue:
   4.15%, Series B, 9/1/97 (LOC; Student Loan Marketing Association) (b).....      6,700,000          6,700,000
   Refunding, 4.05%, Series A, 9/1/97 (LOC; Student Loan Marketing
     Association) (b)........................................................     10,000,000         10,000,000
Houston, TAN 4.50%, Series 1996, 6/30/97.....................................     15,000,000         15,049,960
Pan-Handle Plains Higher Education Authority Inc., Student Loan Revenue, VRDN
   3.55%, Series A (LOC; Student Loan Marketing Association) (a,b)...........     13,000,000         13,000,000
Sabine River Authority, PCR, VRDN (Texas Utility Electric Co. Project):
   4.10% (Insured; AMBAC and LOC; The Bank of New York) (a,b)................     10,000,000         10,000,000
   4.20%, Series A (a).......................................................      6,200,000          6,200,000
State of Texas, TRAN 4.75%, 8/29/97..........................................     25,000,000         25,141,142

Utah--3.1%
Intermountain Power Agency, Power Supply Revenue, CP
   3.60%, 12/10/96...........................................................     27,900,000         27,900,000

Virginia--.9%
Charles City and County Industrial Development Authority, Exempt Facilities Revenue
   VRDN (Chambers Project) 3.80% (LOC; North Carolina National Bank) (a,b)...      8,000,000          8,000,000

Washington--.5%
Washington Housing Finance Commission (Single Family Program)
   3.80%, Series 1A-S, 6/2/97 (Insured; FGIC)................................      4,880,000          4,880,000

Wisconsin--.9%
State of Wisconsin, Operating Notes 4.50%, 6/16/97...........................      8,000,000          8,024,104

U.S. Related--.2%
Puerto Rico Industrial Medical and Environmental Pollution Control
   Facility Finance Authority, Revenue
   3.70%, 12/1/96 (LOC; Morgan Guaranty Trust Co.) (b).......................      2,000,000          2,000,000
                                                                                                ---------------
TOTAL INVESTMENTS (cost $889,588,082)........................................                    $  889,620,084
                                                                                                ---------------

Dreyfus Municipal Money Market Fund, Inc.
------------------------------------------------------------------------------------------------------



Summary of Abbreviations
------------------------------------------------------------------------------------------------------
AMBAC      American Municipal Bond Assurance Corporation    MFHR       Multi-Family Housing Revenue
CP         Commercial Paper                                 PCR        Pollution Control Revenue
EDR        Economic Development Revenue                     RAN        Revenue Anticipation Notes
FGIC       Financial Guaranty Insurance Company             RRR        Resources Recovery Revenue
HR         Hospital Revenue                                 SBPA       Standby Bond Purchase Agreement
IDB        Industrial Development Board                     SWDR       Solid Waste Disposal Revenue
IDR        Industrial Development Revenue                   TAN        Tax Anticipation Notes
LOC        Letter of Credit                                 TRAN       Tax Revenue Anticipation Notes
LOR        Limited Obligation Revenue                       VRDN       Variable Rate Demand Notes
MBIA       Municipal Bond Investors Assurance
             Insurance Corporation


Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------------------------------------

Fitch (c)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         --------                       ----------------          ------------------
F1+/F1                         VMIG1/MIG1, P1(d)              SP1+/SP1, A1+/A1(d)                92.8%
AAA/AA(e)                      Aaa/Aa(e)                      AAA/AA(e)                           2.2
Not Rated (f)                  Not Rated (f)                  Not Rated (f)                       5.0
                                                                                               -------
                                                                                                100.0%
                                                                                               =======

Notes to Statement of Investments:
------------------------------------------------------------------------------------------

(a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(b) Secured
    by letters of credit. At November 30, 1996, 47.1% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, and government agencies.
(c) Fitch currently provides creditworthiness information
    for a limited number of investments.
(d) P1 and A1 are the highest ratings
    assigned tax-exempt commercial paper by Moody's and Standard & Poor's, respectively.
(e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
(f) Securities which, while not rated by Fitch, Moody's
    and Standard & Poor's have been determined by the Fund's Board of Directors to be of comparable quality to those rated securities in which the Fund may invest.



                       See notes to financial statements.

Dreyfus Municipal Money Market Fund, Inc.
------------------------------------------------------------------------------
Statement of Assets and Liabilities               November 30, 1996 (Unaudited)


                                                                                       Cost            Value
                                                                                   -------------   -------------
ASSETS:               Investments in securities--See Statement of Investments      $889,588,082     $889,620,084
                      Cash.............................................                                2,932,758
                      Interest receivable..............................                                6,759,535
                      Prepaid expenses.................................                                   38,400
                                                                                                    -------------
                                                                                                     899,350,777
                                                                                                    -------------


LIABILITIES:          Due to The Dreyfus Corporation and affiliates....                                  377,705
                      Accrued expenses and other liabilities...........                                  172,418
                                                                                                     -------------
                                                                                                         550,123
                                                                                                     -------------


NET ASSETS.....................................................................                      $898,800,654
                                                                                                     =============


REPRESENTED BY:       Paid-in capital..................................                              $898,787,143
                      Accumulated undistributed investment income--net..                                  133,931
                      Accumulated net realized gain (loss) on investments                                (152,422)
                      Accumulated gross unrealized appreciation (depreciation)
                        on investments.................................                                    32,002
                                                                                                     -------------


NET ASSETS.....................................................................                      $898,800,654
                                                                                                     =============

SHARES OUTSTANDING
(5 billion shares of $.01 par value Common Stock authorized)...................                       900,562,678


NET ASSET VALUE, offering and redemption price per share.......................                             $1.00
                                                                                                            ======


                        See notes to financial statements.

Dreyfus Municipal Money Market Fund, Inc.
-------------------------------------------------------------------------------
Statement of Operations          Six Months Ended November 30, 1996 (Unaudited)



INVESTMENT INCOME


INCOME                        Interest Income..................................                                 $16,808,742


EXPENSES:                     Management fee--Note 2(a).........................           $2,367,375
                              Shareholder servicing costs--Note 2(b)............              603,802
                              Professional fees................................                54,745
                              Custodian fees...................................                46,484
                              Registration fees................................                40,523
                              Directors' fees and expenses--Note 2(c)..........                28,022
                              Prospectus and shareholders' reports.............                19,144
                              Miscellaneous....................................                17,392
                                                                                           ------------
                                   Total Expenses..............................                                   3,177,487
                                                                                                                -------------


INVESTMENT INCOME--NET..........................................................                                 13,631,255



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b):


                              Net realized gain (loss) on investments.........             $ (152,422)
                              Net unrealized appreciation (depreciation) on investments        26,784
                                                                                           ------------



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                    (125,638)
                                                                                                               -------------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                  $13,505,617
                                                                                                               =============


                         See notes to financial statements.

Dreyfus Municipal Money Market Fund, Inc.
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                           Six Months Ended
                                                                           November 30, 1996      Year Ended
                                                                              (Unaudited)        May 31, 1996
                                                                           ----------------     --------------
OPERATIONS:
  Investment income--net................................................   $    13,631,255      $   32,094,677
  Net realized gain (loss) on investments..............................           (152,422)            202,521
  Net unrealized appreciation (depreciation) on investments............             26,784             (36,575)
                                                                           ----------------     ------------------

      Net Increase (Decrease) in Net Assets Resulting from Operations..         13,505,617          32,260,623
                                                                           ----------------     ------------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net................................................        (13,631,255)       (32,094,677)
                                                                           ----------------     ------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold........................................      1,498,376,892       3,902,085,298
  Dividends reinvested.................................................          9,116,638          20,778,711
  Cost of shares redeemed..............................................     (1,559,164,848)     (3,905,743,054)
                                                                           ------------------   ------------------

      Increase (Decrease) in Net Assets from Capital Stock Transactions        (51,671,318)         17,120,955
                                                                           ------------------   ------------------

        Total Increase (Decrease) in Net Assets........................        (51,796,956)         17,286,901

NET ASSETS:
  Beginning of Period..................................................        950,597,610         933,310,709
                                                                           ------------------   ------------------
  End of Period........................................................     $  898,800,654      $  950,597,610
                                                                           ==================   ==================



Undistributed investment income--net....................................    $      133,931      $      133,931
                                                                           ==================   ==================


                        See notes to financial statements.

Dreyfus Municipal Money Market Fund, Inc.
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                          Six Months Ended                 Year Ended May 31,
                                          November 30, 1996 --------------------------------------------------
PER SHARE DATA:                              (Unaudited)     1996      1995       1994        1993        1992
                                             -----------    ------    ------      ------      ------     ------
   Net asset value, beginning of period...       $1.00       $1.00     $1.00       $1.00       $1.00      $1.00
                                                ------      ------    ------      ------      ------     ------

   Investment Operations:
   Investment income--net.................        .014        .031      .029        .020        .022       .034
                                                ------      ------    ------      ------      ------     ------
   Distributions:
   Dividends from investment income--net..       (.014)      (.031)    (.029)      (.020)      (.022)     (.034)
                                                ------      ------    ------      ------      ------     ------
   Net asset value, end of period.........       $1.00       $1.00     $1.00       $1.00       $1.00      $1.00
                                                ======      ======    ======      ======      ======     ======
TOTAL INVESTMENT RETURN...................        2.89%*      3.16%     2.98%       2.00%       2.23%      3.46%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets         .67%*       .64%      .62%        .62%        .62%       .62%
   Ratio of net investment income
      to average net assets...............        2.88%*      3.11%     2.91%       1.98%        .22%      3.41%

   Net Assets, end of period (000's Omitted)  $898,801    $950,598  $933,311  $1,117,002  $1,413,815 $1,498,772

--------------------
*  Annualized.

                      See notes to financial statements.

Dreyfus Municipal Money Market Fund, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
  Dreyfus Municipal Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
  It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
  The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
  (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
  (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
Cost of investments represent amortized cost.
  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
  At November 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:
  (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly.
  (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1996, the Fund was charged an aggregate of $368,865 pursuant to the Shareholder Services Plan.
  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $152,705 during the period ended November 30, 1996.
  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Municipal Money
Market Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                     910SA9611